                                                                    Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of Alnylam Pharmaceuticals, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Barry E. Greene, Chief Operating Officer and Treasurer of the Company, certify, pursuant to
Section 1350 of Chapter 63 of Title 18, United States Code, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                          /s/  Barry E. Greene
                                          --------------------
                                          Barry E. Greene
                                          Chief Operating Officer and Treasurer

August 12, 2004

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